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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 3, 1999


                        FIRST PLACE FINANCIAL CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Mexico                    0-25956                 85-0317365
-------------------------------       ------------          ---------------
(State or other jurisdiction of       (Commission           (I.R.S Employer
incorporation or organization)        file number)         Identification No.)


 100 East Broadway, Farmington, New Mexico                        87401
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Address of principal executive offices                           Zip Code


Registrant's telephone number, including area code:  (505) 324-9500


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ITEM 5.  OTHER EVENTS

         News release dated September 3, 1999, announcing quarterly dividend of $.37 per share payable November 1, 1999 to shareholders of record as of October 20, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1     News release dated September 3, 1999.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                       -------------------------------------
                                                (Registrant)


Date:  September 9, 1999               /s/ James D. Rose
      -----------------------          -------------------------------------
                                       President and Chief Operating Officer

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